Exhibit 10.3

AMENDMENT NO. 13

TO

CREDIT AGREEMENT

THIS AMENDMENT NO. 13 TO CREDIT AGREEMENT (this “Amendment” or “Amendment No. 13”), dated as of December 22, 2011, is by and among BALDWIN TECHNOLOGY COMPANY, INC., a Delaware corporation (“Parent”), BALDWIN GERMANY HOLDING GMBH, a German company (“Newco”), BALDWIN GERMANY GMBH, a German company (“BGG”), BALDWIN OXY-DRY GMBH (formerly known as “OXY-DRY MASCHINEN GMBH”), a German company (“Oxy-Dry GmbH”, and, collectively with the Parent, Newco and BGG, the “Borrowers”), the other Credit Parties (as defined in the Guaranty and Collateral Agreement (as defined below)) a party hereto, the Lenders (as defined in the Credit Agreement referred to below) signatory hereto and BANK OF AMERICA, N.A., a national banking association (as successor-by-merger to LASALLE BANK NATIONAL ASSOCIATION), in its capacity as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.

PRELIMINARY STATEMENTS

A. The Borrowers, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of November 21, 2006, as amended by that certain (i) Amendment to Credit Agreement dated as of December 29, 2006, (ii) Waiver, Consent and Amendment No. 2, dated as of April 18, 2007, (iii) Waiver, Consent and Amendment No. 3 to Credit Agreement dated as of January 3, 2008, (iv) Amendment No. 4 to Credit Agreement dated as of February 26, 2008, (v) Modification and Limited Waiver Agreement dated as of March 31, 2009, as amended and restated as of May 15, 2009 and amended on June 22, 2009 (such Modification and Limited Waiver Agreement, as so amended and restated and as so amended, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Modification and Limited Waiver”), (vi) Waiver and Amendment No. 5 to Credit Agreement dated as of July 31, 2009 (“Amendment No. 5”), (vii) Waiver and Amendment No. 6 dated as of May 12, 2010, (viii) Waiver and Amendment No. 7 dated as of June 9, 2010, (ix) Amendment No. 8 to Credit Agreement dated as of September 28, 2010 (“Amendment No. 8”), (x) Amendment No. 9 to Credit Agreement dated as of September 29, 2010 (“Amendment No. 9”), (xi) Waiver and Amendment No. 10 to Credit Agreement dated as of May 16, 2011 (“Amendment No. 10”), (xii) Amendment No. 11 to Credit Agreement dated as of October 13, 2011 (“Amendment No. 11”) and (xiii) Amendment No. 12 to Credit Agreement dated as of December 14, 2011 (“Amendment No. 12”);

B. The term “Credit Agreement” as used in this Amendment shall mean such Credit Agreement as amended as set forth in paragraph A above;

C. The Guaranty and Collateral Agreement (as defined in the Credit Agreement) was amended pursuant to (i) Amendment No. 1 to Guaranty and Collateral Agreement, dated as of June 24, 2009, (ii) Amendment No. 2 to Guaranty and Collateral Agreement, dated as of February 16, 2010, (iii) Amendment No. 3 to Guaranty and Collateral Agreement, dated as of June 30, 2010, (iv) Amendment No. 4 to Guaranty and Collateral Agreement, dated as of May 16, 2011 and (v) Amendment No. 5 to Guaranty and Collateral Agreement, dated as of June 3, 2011;

D. Simultaneous with the execution of this Amendment the Parent is entering into the Forsyth Merger Agreement (as defined below) and, in connection therewith, the Parent and the Borrowers have requested all of the Lenders to agree to make certain modifications to (i) the Credit Agreement and (ii) Amendment No. 11; and

E. The Lenders are willing to agree to such modifications to the Credit Agreement and Amendment No. 11 upon the terms set forth below and subject to the conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I

DEFINITIONS

1.01 Capitalized terms used in this Amendment and not defined herein shall have the meanings ascribed to such terms in the Credit Agreement unless otherwise stated herein.

ARTICLE II

AMENDMENTS TO CREDIT AGREEMENT; CONFIRMATION

2.01 Amendment to Section 1.1: Addition of New Definitions. Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions (to be inserted in proper alphabetical order):

Amendment No. 13 means that certain Amendment No. 13 to Credit Agreement dated as of December 22, 2011, among Borrowers, the other Credit Parties a party thereto, the Lenders signatory thereto and the Administrative Agent, as amended, restated, supplemented or otherwise modified from time to time.

Forsyth Merger means the merger of Forsyth Baldwin, Inc., a Delaware corporation, with and into Parent, with Parent being the surviving entity following such merger, all pursuant to the terms and conditions of the Forsyth Merger Agreement.

Forsyth Merger Agreement means that certain Agreement and Plan of Merger dated as of December 22, 2011 among Parent, Forsyth Capital Investors, LLC, a Missouri limited liability company, Forsyth Baldwin, LLC, a Missouri limited liability company, Forsyth Baldwin Mezzanine, Inc., a Missouri corporation, and Forsyth Baldwin, Inc., a Delaware corporation, as amended, restated, supplemented or otherwise modified from time to time in accordance with this Agreement.

Forsyth Merger Payoff or Forsyth Merger Pay-Off means the occurrence, simultaneously with the consummation (if any) of the Forsyth Merger and pursuant to Section 6.03(d) of the Forsyth Merger Agreement, of all of the following: (a) the payment in full of all of the Loans and all other outstanding Obligations (provided it is understood and agreed that the Obligations shall not include the Specified Accrued Incremental Interest in the event (but only in the event) the Borrowers are relieved of their obligation to pay the Specified Accrued Incremental Interest pursuant to the specific waiver provisions of Section 4.2 with respect to the Specified Accrued Incremental Interest), (b) the termination of any remaining Commitments and (c) either the termination of all outstanding Letters of Credit or the Cash Collateralization (at 105% of the then aggregate Dollar Equivalent of all then Stated Amounts) of all outstanding Letters of Credit with the further agreement (given at the time of such Forsyth Merger Payoff) of the Parent (and, with respect to any German Letter of Credit, of the German Opcos) to cause the termination of all Letters of Credit no later than 91 days after the occurrence of the Forsyth Merger.

Forsyth Termination Fee means the Termination Fee as defined in the Forsyth Merger Agreement.

Specified Accrued Incremental Interest means the interest on any Base Rate Loans or LIBOR Loans attributable to the Incremental Margin which has accrued under this Agreement from December 1, 2011 through and including the date (if any) that the Forsyth Merger is consummated.

Specified Forsyth Date means May 15th, 2012 except that in event that, prior to May 15, 2012, Parent has mailed or otherwise disseminated to its shareholders a proxy statement in compliance with the Section 14(a) of the Securities Exchange Act of 1934, as amended, providing notice of a special meeting of the Parent’s stockholders for the purpose of acting upon the Forsyth Merger, such meeting to be held on or prior to May 31, 2012, and in connection with such special meeting the Parent’s Board of Directors is recommending that the Parent’s stockholders approve the Forsyth Merger, then the Specified Forsyth Date shall mean May 31, 2012.

2.02 Amendment to Section 1.1: Amendment to Definition of Change of Control. The definition of Change of Control set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the phrase “any Change of Control or Potential Change of Control as those terms are respectively defined in the Rabbi Trust Agreement” and inserting in lieu thereof the phrase “any Change of Control or Potential Change of Control as those terms are respectively defined in the Rabbi Trust Agreement (but excluding the Potential Change of Control resulting from the execution of the Forsyth Merger Agreement (provided that it is understood and agreed that (i) the foregoing exclusion is strictly limited to the Forsyth Merger Agreement and such exception shall not apply to any other event or circumstance and (ii) the consummation of the Forsyth Merger shall constitute a Change of Control))”.

2.03 Amendment to Definition of EBITDA. The definition of the term EBITDA set forth in Section 1.1 of the Credit Agreement is hereby amended by:

(a) by deleting the parenthetical phrase “(for the avoidance of doubt there is no “add-back” under this clause (v) or any other clause of this definition for any increases in the reserves with respect to inventory or accounts receivable or for any write-off with respect to inventory or accounts receivable)” set forth in clause (v) of such definition, and inserting in lieu thereof, the parenthetical phrase “(for the avoidance of doubt there is no “add-back” under this clause (v) or any other clause of this definition (other than clause (xxi) below) for any increases in the reserves with respect to inventory or accounts receivable or for any write-off with respect to inventory or accounts receivable)”; and

(b) deleting the phrase “and (xviii) out of pocket costs, fees and expenses (paid to Persons who are not Affiliates of the Credit Parties) incurred in connection with the Refinancing (as defined in Amendment No. 11), all on a consolidated basis of the Parent and its Subsidiaries” and inserting in lieu thereof the phrase “, (xviii) to the extent not capitalized, out of pocket costs, fees and expenses (paid to Persons who are not Affiliates of the Credit Parties) incurred in connection with the Refinancing (as defined in Amendment No. 11), (xix) to the extent paid by the Borrowers and not capitalized, the legal fees incurred by the Agent in connection with Amendment No. 12 (as defined in Amendment No. 13), Amendment No. 13 or the Forsyth Merger Agreement, the Capstone fees required to be paid pursuant to Amendment No. 13, and legal fees incurred by the Borrowers in connection with Amendment No. 12 or Amendment No. 13, (xx) to the extent paid by the Borrowers and not capitalized, any other out of pocket costs, fees and expenses (paid to Persons who are not Affiliates of the Credit Parties) incurred in connection with the Forsyth Merger Agreement and (xxi) any loss or expense resulting from the write-off (as a result of the insolvency of Manroland AG) of accounts receivable owed to any of the Borrowers (and/or their Subsidiaries) by Manroland AG except that the add-back for such write-off shall be limited to fifty percent (50%) of such loss or expense (so that, for example, if Consolidated Net Income for such period was reduced by the Dollar Equivalent of $1,200,000 by reason of such write-off then the add-back under this clause (xxi) for such period would be $600,000), all on a consolidated basis of the Parent and its Subsidiaries”.

2.04 Amendment to Section 4.2. Section 4.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

4.2 Interest Payment Dates. Accrued interest on each Base Rate Loan (other than the portion of accrued interest on such Base Rate Loan attributable to the Incremental Margin) shall be payable in arrears on the last day of each calendar quarter and at maturity. Accrued interest on each LIBOR Loan (other than the portion of accrued interest on such LIBOR Loan attributable to the Incremental Margin) shall be payable on the last day of each Interest Period relating to such Loan (and, in the case of a LIBOR Loan (other than the portion of accrued interest on such LIBOR Loan attributable to the Incremental Margin) with an Interest Period in excess of three months, on the three-month anniversary of the first day of such Interest Period), and at maturity. All accrued interest on any Base Rate Loan or LIBOR Loan attributable to the Incremental Margin shall be payable at maturity; provided, however, that if the Forsyth Merger Payoff occurs on or prior to the Specified Forsyth Date, then all Specified Accrued Incremental Interest shall be waived by the Lenders and released as an Obligation of the Credit Parties under this Agreement (it is understood and agreed that (i) the foregoing proviso in this sentence (a) is strictly limited to the Forsyth Merger Payoff and shall not apply to any other event or circumstance and (b) shall not apply if the Forsyth Merger Payoff occurs any time after the Specified Forsyth Date (and regardless of the reason it may not so occur) and (ii)

nothing contained in such foregoing proviso shall limit the obligation to pay timely any other Obligations in full). (For the avoidance of doubt, maturity with respect to the Revolving Loans means the Termination Date.) Notwithstanding the foregoing, after maturity, and at any time that the interest rate(s) have been increased an additional 2% per annum pursuant to the last paragraph of Section 4.1, accrued interest on all Loans shall be payable on demand. Nothing contained in this Section 4.2 shall limit any other obligation of any Borrower to pay interest under this Agreement (whether under Sections 2.3.3(a), 6.1.1., 13.2 or otherwise).

2.05 Addition of new Section 9.28. Section 9 of the Credit Agreement is hereby amended by inserting the following new Section 9.28 at the end of such Section 9 as follows:

9.28 Forsyth Merger Agreement. As of the date of the Forsyth Merger Agreement, all of the representations and warranties of the Parent under the Forsyth Merger Agreement were true and correct. Notwithstanding anything to the contrary contained in the foregoing sentence, it shall not be a breach of this Section 9.28 unless the failure of any applicable representation(s) and warranty(ies) under the Forsyth Merger Agreement to be true and correct results in any condition set forth in Section 6.02(a) of the Forsyth Merger Agreement not being satisfied.

2.06 Amendment to Section 11.12. Section 11.12 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

11.12 Restriction on Amendments to Certain Documents, etc. Not, and not permit any Subsidiary to, (i) materially amend or otherwise materially modify, or waive any material rights under, the Related Agreements (without limiting what is otherwise material, any amendment, modification or other waiver which is adverse to the interests of the Lenders or the Administrative Agent shall be deemed material), (ii) materially amend or otherwise materially modify, or waive or fail to enforce any material rights under, the Nordson UV Acquisition Agreement or any related document other than the Nordson UV Acquisition Note (without limiting what is otherwise material, any amendment, modification, waiver or failure to enforce which is adverse to the interests of the Lenders or the Administrative Agent shall be deemed material), (iii) amend or otherwise modify, or waive or fail to enforce any rights under, the Nordson UV Acquisition Note (except that the Parent can agree to lower the interest rate under the Nordson UV Acquisition Note), (iv) make any prepayment (whether in whole or in part) of any principal or interest or of other amount under the Nordson UV Acquisition Note, (v) purchase the Nordson UV Acquisition Note or any part thereof or interest therein, (vi) make any direct or indirect payment (whether of principal, interest or other amount) under the Nordson UV Acquisition Note that is prohibited by, or take any other action which is prohibited by, the subordination provisions set forth in the Nordson UV Acquisition Note or (vii) materially amend or otherwise materially modify, or waive any material rights (including without limitation any material conditions) under, the Forsyth Merger Agreement or the Equity Commitment Letter (as defined in the Forsyth Merger Agreement) or any other material related document (without limiting what is otherwise material, any amendment, modification or other waiver which is adverse to the interests of the Lenders or the Administrative Agent shall be deemed material). Neither the Parent nor any other Credit

Party shall, without first obtaining the prior written consent of all of the Lenders, enter into any agreement or instrument or otherwise take any action which (x) results or (y) would, upon the consummation of all or any part of a transaction contemplated in any such agreement or instrument (or contemplated by such other action), result, in the case of either (x) and (y), in the Parent (or any other Credit Party) having to pay or otherwise be liable for (including without limitation a liability to reimburse another Person for such Person’s payment of) the Forsyth Termination Fee. It is understood and agreed that (i) the consent of the Lenders pursuant to the immediately preceding sentence may be withheld at the absolute and complete discretion of the Lenders and neither any Lender nor the Administrative Agent shall have any liability for failure to give such consent, (ii) the indemnity and other provisions of Section 15.17 shall apply to (and the Lender Parties shall have the benefit of such indemnity and other provisions with respect to) any actions, suits or liabilities relating to any determination by the Lenders under the immediately preceding sentence and (iii) nothing contained in the immediately preceding sentence shall, or shall be interpreted to, limit the definition of Change of Control or limit any Event of Default (or the rights and remedies of the Lender or Administrative Agent) resulting from any Change of Control.

2.07 Amendment of new Section 13.1.13. (a) Section 13 of the Credit Agreement is hereby amended by inserting the following new Section 13.1.13 to be inserted immediately after Section 13.1.12 of the Credit Agreement:

13.1.13 Suit by Trustee. The trustee under the Rabbi Trust Agreement initiates any legal action or proceeding against the Parent or any other Credit Party with respect to the Parent’s failure to meet its obligations under the Rabbi Trust Agreement including, without limitation, the Company’s failure to make a contribution to the trust in an amount equal to the full “Funding Amount” (as defined in the Rabbi Trust Agreement) upon the occurrence of a “Potential Change of Control” (as defined in the Rabbi Trust Agreement) and the Required Lenders in their good faith discretion believe that such legal action or proceeding may adversely affect the interests of the Lenders or the Administrative Agent.

(b) With respect to the new Event of Default added by the insertion of new Section 13.1.13 into the Credit Agreement pursuant to the above Section 2.07(a) of this Amendment, the Borrowers acknowledge that nothing contained in the definition of Rabbi Trust Permitted Payments or Section 11.17 (or other provision of) the Credit Agreement shall be interpreted or construed to limit such new Event of Default or the right of the Administrative Agent or any Lenders to take action with respect thereto.

2.08 Amendment to Exhibit B. Exhibit B to the Credit Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit B attached hereto and hereby made a part hereof.

2.09 Confirmation regarding Sale of Oxy Dry Food Blends, Inc. The Borrowers represent and warrant that the sale of Oxy Dry Food Blends, Inc. was consummated on June 3, 2011 in accordance (in all material respects) with all of the terms and provisions of Section 2.10 of Amendment No. 10 and that the representation and warranty set forth in the last sentence of Section 2.10 of Amendment No. 10 is true and correct as of the Eleventh Amendment Effective Date.

ARTICLE III

MODIFICATION OF SECTION 3.02 OF AMENDMENT NO. 11

3.01 Modification of Section 3.02 of Amendment No. 11. The provisions of 3.02 of Amendment No. 11 are hereby modified as follows: (i) so long as both (a) the Forsyth Merger Agreement is in full force and effect and not terminated and (b) the Specified Forsyth Date has not passed without the Forsyth Merger Payoff occurring, then the obligation of the Parent to issue any of the Eleventh Amendment Post-Effective Date Additional Warrants shall be delayed and (ii) if (but only if) the Forsyth Merger Payoff actually occurs on or before the Specified Forsyth Date, then the obligation of the Parent to issue the Eleventh Amendment Post-Effective Date Additional Warrants shall be waived and terminated. For the avoidance of doubt, it is understood and agreed that in the event that the delay pursuant to the immediately preceding sentence ends for any reason (except due to the Forsyth Merger Payoff occurring on or before the Specified Forsyth Date), then the obligation of the Parent to issue the Eleventh Amendment Post-Effective Date Additional Warrants pursuant to the provisions of Section 3.02 of Amendment No. 11 (as such provisions existed without giving effect to the provisions of this paragraph) shall in all respects remain in full force and effect (for the avoidance of doubt, it is understood and agreed that if the first date such delay ends (except due to the Forsyth Merger Payoff occurring on or before the Specified Forsyth Date) is after March 1, 2012 then (a) the Parent shall immediately issue any Eleventh Amendment Post-Effective Date Additional Warrants which, if not for such delay, were to have been issued (pursuant to the provisions of Section 3.02 of Amendment No. 11 as they existed without giving effect to the provisions of this paragraph) prior to such first date and (b) any Eleventh Amendment Post-Effective Date Additional Warrants which are to be issued on or after such first date shall be issued in accordance with the provisions of Section 3.02 (as they existed without giving effect to the provisions of this paragraph)). For the avoidance of doubt, it is understood and agreed that (a) the waiver/termination provisions set forth above in this paragraph are strictly limited to the Forsyth Merger Payoff and shall not apply to any other event or circumstance and (b) shall not apply if the Forsyth Merger Payoff occurs any time after the Specified Forsyth Date (and regardless of the reason it may not so occur). Except as specifically modified hereby, the terms and provisions of Article III of Amendment No. 11 remain in full force and effect.

ARTICLE IV

CERTAIN COVENANTS REGARDING FORSYTH MERGER AND

OTHER MATTERS

4.01 Replacement of Section 4.01 of Amendment No. 11.

(a) This Section 4.01 is in replacement of Section 4.01 of Amendment No. 11.

(b) In addition, and not in limitation of all reporting, notice and other obligations under the Credit Agreement and the other Loan Documents, the Parent hereby covenants as follows:

(i) Until the earlier to occur of an actual Pay-Off (as defined below) or the termination of the Forsyth Merger Agreement, the Parent shall (a) use its commercially reasonable efforts to cause the Forsyth Merger to occur in accordance with the terms of the Forsyth Merger Agreement, (b) without limiting the scope of clause (a) in any way, shall comply with each and every of its obligations and covenants under Article V of the Forsyth Merger Agreement, and (c) shall use its best efforts to continue the retention of Duff & Phelps Securities, LLC, as Parent’s investment banker (and, in the event said investment banker ceases to serve as the same, shall immediately retain a replacement investment banker reasonably acceptable to the Administrative Agent). A “Pay-Off” or “Pay Off” shall mean, at the time of the closing of the transaction or transactions causing the same to occur, (i) a payment in full of all of the Loans and all other outstanding Obligations (provided it is understood and agreed that the Obligations shall not include the Specified Accrued Incremental Interest in the event (but only in the event) the Borrowers are relieved of their obligation to pay the Specified Accrued Incremental Interest pursuant to the specific waiver provisions of Section 4.2 of the Credit Agreement (as amended hereby) with respect to the Specified Accrued Incremental Interest), (ii) the termination of any remaining Commitments and (iii) either the termination of all outstanding Letters of Credit or the Cash Collateralization (at 105% of the then aggregate Dollar Equivalent of all then Stated Amounts) of all outstanding Letters of Credit with the further agreement (given at the time of the Forsyth Merger or other event resulting in the Pay-Off) of the Parent (and, with respect to any German Letter of Credit, of the German Opcos) to cause the termination of all Letters of Credit no later than 91 days after the occurrence of the Forsyth Merger (or other applicable Pay-Off Event, as defined below).

(ii) Until the earlier to occur of an actual Pay-Off or the termination of the Forsyth Merger Agreement, the Parent shall use its reasonable best efforts to achieve the following “milestones” with respect to the consummation of the Forsyth Merger as contemplated by the Forsyth Merger Agreement:

(a)	By no later than February 15, 2012, file a preliminary draft of a Proxy Statement on Schedule 14A (a “Proxy Statement”) relating to a meeting of Parent’s stockholders to approve the Forsyth Merger Agreement and the transactions contemplated thereby (a “Special Meeting”) with the Securities and Exchange Commission;

(b)	By no later than April 15, 2012, cause the definitive version of the Proxy Statement to be mailed or otherwise disseminated to the Parent’s stockholders in accordance with applicable law; and

(c)	By no later than May 15, 2012, cause the holding of the Special Meeting.

(iii) In the event that the Forsyth Merger Agreement is terminated for any reason whatsoever prior to a Pay-Off, Parent will, thereafter, use its reasonable best efforts at all times to pursue an alternative sale of the Company, financing event or other strategic alternative that will, as promptly as practicable, allow for a Pay-Off to occur, and shall at all times retain one or more investment bankers, reasonably acceptable to the Administrative Agent, to help it cause the consummation of a transaction that shall cause a Pay-Off to occur. In addition to any other provisions set forth in this Section 4.01, the Parent further agrees that if the Forsyth Merger Agreement is terminated for any reason, it shall present, by no later than 14 days after the Forsyth Merger Agreement terminates, to the Lenders and the Agent the plan of the Borrowers to accomplish a Pay-Off by no later than July 2, 2012. Such presentation shall be in person (except that if a Lender elects, it may participate by telephone) and shall be accompanied by written materials. The consummation of the Forsyth Merger or any such other event pursuant to which a Pay-Off occurs is referred to herein as a “Pay-Off Event.”

(iv) The Parent shall provide the Administrative Agent and Capstone (as defined below) with full access to the Parent and the other Loan Parties (and their respective officers) including without limitation discussing and timely providing any updates and information requested with respect to, (a) the Forsyth Merger (including without limitation progress towards achieving the milestones referred to in clause (ii) above) above, any subsequent contemplated Pay-Off Event and any other applicable matters referred to in clause (v) below (and, if requested by the Administrative Agent, the Parent shall also provide the access provided to the Administrative Agent and the Lenders to any other third party advisor retained by the Parent in connection with such other matters), (b) the liquidity of the Parent and its Subsidiaries, (c) actual results compared to the projections delivered under Section 10.1.8 of the Credit Agreement for the Fiscal Year commencing July 1, 2011, and (d) such other matters as Capstone or the Administrative Agent shall reasonably request in good faith. Without limiting the generality of the immediately preceding sentence, the Parent shall provide the Administrative Agent and Capstone full access to any investment banker serving the Parent with respect to any matters relating to the Forsyth Merger, any subsequent Pay-Off Event and/or any other matters referred to in clause (vi) below for which such investment banker has been engaged including, without limitation, providing updates and information related to achieving the milestones referred to in clause (ii) above.

(v) The Parent shall (a) hold weekly update calls (including without limitation a call, on a bi-weekly basis, held the first Business Day after the applicable bi-weekly cash flow forecast and schedules required under Section 10.1.6(c) of the Credit Agreement are delivered) with the Parent, the Lenders, the Administrative Agent, Capstone and any Investment Banker, to the extent an investment banker has been engaged on such matters, to provide information with respect to the Forsyth Merger or any other proposed Pay-Off Event (including, without limitation, an update relating to the milestones referred to in clause (ii) above), any other relevant matters under clause (iv) above (and, if requested by the Administrative Agent, the Parent shall also provide access (to the Administrative Agent and the Lenders) to any other third party advisor retained by the Parent in connection with such other matters), the liquidity of the Parent and its Subsidiaries, actual results compared to the projections delivered under Section 10.1.8 of the Credit Agreement for the Fiscal Year commencing July 1, 2011, and such other matters as the Lenders, the Administrative Agent and Capstone shall request in good faith and (b) at the time of such update calls, the Parent shall provide to the Lenders and the Administrative Agent a written report listing all material actions, events and milestones relating to the Forsyth Merger or any subsequent or substitute Pay-Off Event.

(vi) The Parent shall keep the Administrative Agent and the Lenders promptly informed (in writing) of any other material developments with respect to the Forsyth Merger, any other prospective Pay-Off Event and the progress of the Parent and the other Loan Parties in obtaining same and with respect to any other applicable matters referred to in clause (iv) above.

It is understood and agreed that any reference herein to reasonable best efforts, to obtaining a Pay-Off as soon as practicable, or to the presentation of plans or the like, shall not, and shall not be interpreted to, impair or otherwise limit the obligations (which obligations are absolute and unconditional) under the Loan Documents to timely make payments when due under the Loan Documents.

ARTICLE V

MODIFICATION OF SECTION 6.01 OF AMENDMENT NO. 11

5.01 Modification of Section 6.01 of Amendment No. 11. The provisions of Section 6.01 of Amendment No. 11 are hereby modified as follows: (i) so long as both (a) the Forsyth Merger Agreement is in full force and effect and not terminated and (b) the Specified Forsyth Date has not passed without the Forsyth Merger Payoff occurring, then the obligation of the Borrowers to pay the remaining portion of the Amendment No. 11 Fee (as defined in Amendment No. 11) due and payable on each Remaining Amendment No. 11 Fee Due Date (as defined in Amendment No. 11) shall be delayed and (ii) if (but only if) the Forsyth Merger Payoff actually occurs on or before the Specified Forsyth Date, then the obligation of the Parent to pay the remaining portion of the Amendment No. 11 Fee due on any such Remaining Amendment No. 11 Fee Due Date shall be waived and terminated. For the avoidance of doubt, it is understood and agreed that in the event that the delay pursuant to the immediately preceding sentence ends for any reason (except due to the Forsyth Merger Payoff occurring on or before the Specified Forsyth Date), then the obligation of the Borrowers to pay the remaining portion of the Amendment No. 11 Fee otherwise due and payable on each Remaining Amendment No. 11 Fee Due Date pursuant to the provisions of Section 6.01 of Amendment No. 11 (as such provisions existed without giving effect to the provisions of this paragraph) shall in all respects remain in full force and effect (for the avoidance of doubt it is understood and agreed that if the first date such delay ends (except due to the Forsyth Merger Payoff occurring on or before the Specified Forsyth Date) is after February 10, 2012 then (x) the Borrowers shall immediately pay any portion of the Amendment No. 11 Fee which, if not for such delay, were to have been paid on a Remaining Amendment No. 11 Fee Due Date occurring (pursuant to the provisions of

Section 6.01 of Amendment No. 11 as they existed without giving effect to the provisions of this paragraph) occurring prior to such first date and (y) any remaining portion of the Amendment No. 11 Fee due and payable on each Remaining Amendment No. 11 Fee Due Date occurring on or after such first date shall be paid in accordance with the provisions of such Section 6.01 (as such provisions existed without giving effect to the provisions of this paragraph). For the avoidance of doubt, it is understood and agreed that (a) the waiver/termination provisions set forth above in this paragraph are strictly limited to the Forsyth Merger Payoff and shall not apply to any other event or circumstance and (b) shall not apply if the Forsyth Merger Payoff occurs any time after the Specified Forsyth Date (and regardless of the reason it may not so occur). Except as specifically modified hereby, the terms and provisions of Article VI of Amendment No. 11 remain in full force and effect.

ARTICLE VI

CONDITIONS PRECEDENT

6.01 Conditions to Effectiveness. The effectiveness of the amendments set forth in Article II above is subject to the satisfaction (by no later than December 23, 2011 unless the Administrative Agent extends such date) of the following conditions precedent, unless specifically waived in writing by the Administrative Agent:

(a) The Administrative Agent shall have received the following documents, each in form and substance satisfactory to the Administrative Agent and its legal counsel:

(i) this Amendment duly executed by Borrowers and the other Credit Parties and the Lenders; and

(ii) such other documents as reasonably requested by the Administrative Agent;

(b) All corporate (or other organization) proceedings of the Parent taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident hereto or thereto shall be reasonably satisfactory to the Administrative Agent and its legal counsel and the Administrative Agent shall receive such certifications with respect thereto as the Administrative Agent shall reasonably require;

(c) Borrowers shall have paid all costs and expenses (including reasonable outside attorneys’ fees and disbursements) and out-of-pocket fees of the Administrative Agent incurred as of the date hereof including without limitation the following legal and consultant fees: (i) Capstone: $8,785 and (ii) Finn Dixon & Herling LLP: $44,200;

(d) The Parent shall have delivered to the Administrative Agent the executed and delivered Forsyth Merger Agreement, the Equity Commitment Letter (as defined in the Forsyth Merger Agreement) and any other related documents requested by the Administrative Agent in form and substance satisfactory to the Administrative Agent.

ARTICLE VII

NO WAIVER

7.01 No Waiver. Nothing contained in this Amendment shall be construed as a waiver by the Administrative Agent or the Lenders of any covenant or provision of the Credit Agreement, the Guaranty and Collateral Agreement, this Amendment, the other Loan Documents, or of any other contract or instrument among the Borrowers and/or the other Credit Parties, as the case may be, and the Administrative Agent and/or the Lenders (and/or their respective Affiliates), as the case may be, and the failure of the Administrative Agent and/or Lenders (and/or their respective Affiliates) at any time or times hereafter to require strict performance by the Borrowers and/or the other Credit Parties of any provision thereof shall not waive, affect or diminish any right of the Administrative Agent and the Lenders (or their respective Affiliates) to thereafter demand strict compliance therewith.

ARTICLE VIII

RATIFICATIONS, REPRESENTATIONS AND WARRANTIES; CONFIRMATIONS

8.01 Ratifications; etc. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in Credit Agreement and the other Loan Documents. The Borrowers (and other Credit Parties) agree to execute and deliver such further documents as the Administrative Agent may reasonably request in order to eliminate any such inconsistency, correct any errors, or to further carry out the intent and purposes of this Amendment or any related document. The terms and provisions of the Credit Agreement and the other Loan Documents, as amended hereby, are ratified and confirmed and shall continue in full force and effect. For the avoidance of doubt, this Amendment and all prior amendments to the Credit Agreement shall be considered Loan Documents. The Borrowers, the other Credit Parties, the Lenders and the Administrative Agent agree that the Credit Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding obligations of the parties thereto, enforceable against such parties in accordance with their respective terms. Without limiting the generality of the foregoing, the Borrowers and the other Credit Parties hereby confirm and agree that (a) all Liens under the Collateral Documents (as amended) remain in full force and effect (as so amended) and (b) the guaranty obligations and other obligations of the Borrowers and all other Credit Parties under the Guaranty and Collateral Agreement (and other applicable Collateral Documents), as amended, remain in full force and effect (as so amended) and (as set forth in the Guaranty and Collateral Agreement) such guaranties and Liens (and other obligations), under the Guaranty and Collateral Agreement shall not be impaired or otherwise limited by any waiver or modification set forth in this Amendment (and nothing contained in this Amendment shall, or shall be interpreted to, create a custom, course of dealing or other agreement or arrangement by which the consent or confirmation of any Credit Party to any modification or waiver is required in order to keep any obligations (with respect to any guarantee, granting of Liens or otherwise) under the Guaranty and Collateral Agreement (and other applicable Collateral Documents) in full force and effect, it being agreed that no such consent or confirmation is necessary or required in order to keep such obligations in full force and effect. Without limiting the generality of the foregoing (or of Section 1.2(e) of the Credit Agreement), it is hereby confirmed and agreed that any reference in the Loan Documents to any Note shall include all amendments, restatements, supplements and other modifications thereto and any Notes issued under Section 15.6.1 of the Credit Agreement and/or other Notes in substitution or replacement of any Note(s). Any breach of any representation, warranty, covenant, agreement or confirmation set forth in this Amendment by any Borrower or any other Credit Party shall be deemed to constitute an Event of Default under the Credit Agreement.

8.02 Representations and Warranties. Each of the Borrowers and the other Credit Parties hereby represents and warrants to the Administrative Agent and the Lenders that (a) the execution, delivery and performance of this Amendment and any and all Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate (or other applicable organization) action on the part of such Borrower or other Credit Party, as the case may be, and will not violate the charter, by-laws or other organizational documents of such Borrower or other Credit Party; (b) the representations and warranties of such Borrower or other Credit Party, as the case may be, contained in any Loan Document are true and correct in all respects (or if the applicable representation or warranty is not qualified by a materiality qualifier, true and correct in all material respects) on the date hereof and on and as of the date of execution hereof as though made on and as of each such date (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all respects (or if the applicable representation or warranty is not qualified by a materiality qualifier, true and correct in all material respects) as of such earlier date); (c) after giving effect to the amendments set forth herein, no Event of Default or Unmatured Event of Default under the Credit Agreement has occurred and is continuing; and (d) no Credit Party that is party to the Guaranty and Collateral Agreement has changed its legal name since November 21, 2006 except (i) Newco changed its name from Mainsee 430. VV GmbH to Baldwin Germany Holding GmbH, (ii) Oxy-Dry GmbH changed its name from Oxy-Dry Maschinen GmbH to Baldwin Oxy-Dry GmbH, (iii) Baldwin Southeast Asia Corporation changed its name from Oxy-Dry Asia Pacific, Inc and (iv) Baldwin Rockford Corporation has merged with and into Baldwin Americas Corporation. The Borrowers and the other Credit Parties acknowledge and agree that all unpaid principal of, and accrued and unpaid interest under, each of the Loans (and any reimbursement obligations with respect to any Letters of Credit and any other outstanding Obligations) is justly owed without claim, counterclaim, cross-complaint, offset, defense or other reduction of any kind against the Lenders or the Administrative Agent. The Parent acknowledges and agrees that each Warrant constitutes the legal, valid and binding obligation of the Parent, enforceable against the Parent in accordance with its respective terms and Parent has no claims, counterclaims, cross-complaints, offsets, defenses or other reduction of any kind with respect to its respective obligations thereunder.

8.03 Confirmations. All confirmations and agreements set forth in Sections 7.03, 7.04 and 7.05 of Amendment No. 5 remain in full force and effect.

ARTICLE IX

MISCELLANEOUS PROVISIONS

9.01 Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or the Guaranty and Collateral Agreement or any other Loan Documents or under or in connection with this Amendment, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents.

9.02 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

9.03 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, the Lenders, the Borrowers and the other Credit Parties and their respective successors and assigns, except that no Borrower or Credit Party may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent. It is acknowledged and agreed that Bank of America, N.A., has, as successor by merger to LaSalle Bank National Association, succeeded to all of the respective rights and duties of LaSalle Bank National Association as a Lender (including without limitation as the Issuing Lender) and as the Administrative Agent under the Loan Documents.

9.04 Certain Costs and Expenses. Without in any way limiting the generality of Sections 10.2 or 15.5 of the Credit Agreement, the Parent acknowledges and agrees that it shall (i) promptly pay the reasonable fees and disbursements of all legal counsel retained by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment or any related documents (it is understood and agreed that the $44,200 of legal fees and disbursements referred to in Section 6.01(c) above are with respect to such legal fees of Finn Dixon & Herling LLP through the date hereof and that the Parent shall be responsible for (and promptly pay upon presentation of invoices by Finn Dixon & Herling LLP) any fees or disbursements of Finn Dixon & Herling LLP incurred after the date hereof) or any future waiver or modification (or proposed modification or waiver whether or not consummated), if any, of any Loan Document(s) or Warrants or any related documents (provided that Parent shall not have to pay the allocable costs of internal legal services of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment; provided it is understood and agreed that this parenthetical phrase shall not, and shall not be interpreted to, limit the right of the Administrative Agent or any Lender to receive the allocable costs of internal legal services with respect to agreements or matters other than the preparation, negotiation, execution and delivery of this Amendment) or in connection with the Forsyth Merger Agreement or Forsyth Merger, (ii) promptly pay the reasonable fees and disbursements, if any, of any legal counsel retained by any of the Lenders in connection with the review or negotiation of the Eleventh Amendment Additional Warrants or any related warrant document, and (iii) promptly pay all fees of Capstone (as defined in the Modification and Limited Waiver) incurred (at any time) by the Administrative Agent whether such fees relate to the Refinancing (as defined in Amendment No. 11), the Forsyth Merger Agreement or Forsyth Merger, discussions with the Loan Parties, the Investment Banker as defined in Amendment No. 11 (in the case of the Investment Banker, with respect to matters relating solely to the Refinancing), the Lenders or the Administrative Agent, updates to the Lenders or the Administrative Agent, the review of projections or the audit report and financial statements referred to in Section 5.01(g) of Amendment No. 11 or other financial matters, or any other matters relating to the Loan Parties and/or Subsidiaries (it is understood and agreed that the $8,785 of Capstone fees referred to in Section 6.01(c) above are with respect to fees of Capstone incurred through the date hereof and that the Parent shall also be responsible for (and promptly pay upon presentation of invoices by Capstone) any fees of Capstone incurred after the date hereof). The obligations of the Parent under this Section 7.04 shall be considered part of the Parent’s obligations under Section 15.5 of the Credit Agreement. The Borrowers and other Credit Parties hereby agree that all findings and conclusions and other work product of Capstone shall be protected by the attorney-client privilege and shall not be subject to review or discovery by the Borrowers or any other Credit Party.

9.05 Counterparts. This Amendment may be executed and delivered by facsimile, portable document format (“.pdf”), Tagged Image File Format (“.TIFF”) or other electronic means of delivery and in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

9.06 Preliminary Statements. The Preliminary Statements set forth in this Amendment are accurate and shall form a substantive part of the agreement of the parties hereto.

9.07 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

9.08 Relationship. The relationship between the Borrowers and other Credit Parties on the one hand and the Lenders and the Administrative Agent on the other hand shall be solely that of borrowers and guarantors, on the one hand, and lender on the other (or, in the case of the Warrants, the relationship is that the Parent is the issuer, and the applicable Lender is the holder, of the applicable Warrant). Neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Borrower or other Credit Party arising out of or in connection with this Amendment or any of the other Loan Documents or the Warrants or any related documents, and the relationship between the Borrowers and other Credit Parties, on the one hand, and the Administrative Agent and the Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor (or, in the case of the Warrants, the relationship is that the Parent is the issuer, and the applicable Lender is the holder, of the applicable Warrant). The Borrowers and other Credit Parties acknowledge that they have been advised by counsel in the negotiation, execution and delivery of this Amendment and the other Loan Documents and the Warrants and any related documents. No joint venture or partnership is created hereby or by the other Loan Documents or by the Warrants or related documents or otherwise exists by virtue of the transactions contemplated hereby or by the other Loan Documents (or the Warrants or related documents) among the Lenders or among the Borrowers (and other Credit Parties) and the Lenders (or the Agent). It is acknowledged and agreed by all Lenders that each Lender is the owner of its individual Warrants which individual Warrants are exercisable by such Lender at its own election. No other Lender (or the Administrative Agent) has any obligations with respect to the Warrants issued to any other Lender or for the performance or content of any Warrants issued to any other Lender.

9.09 Time is of the Essence. The parties hereto (i) have agreed specifically with regard to the times for performance set forth herein and in the other Loan Documents and (ii) acknowledge and agree such times are material to this Amendment and the other Loan Documents. Therefore, time is of the essence with respect to this Agreement and the other Loan Documents.

9.10 Jury Trial; Indemnification. Without limiting the generality of Sections 15.17, 15.18, 15.19 and 15.20 of the Credit Agreement, it is hereby agreed that the terms and provisions of such Sections shall apply to this Amendment and any transaction or matter contemplated by, in connection with or arising out of this Amendment.

9.11 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO (EXCEPT AS EXPRESSLY SET FORTH IN ANY SUCH AGREEMENT) SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

9.12 Final Agreement. THE CREDIT AGREEMENT (AS AMENDED HEREBY) AND THE OTHER LOAN DOCUMENTS REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT (AS AMENDED HEREBY) AND THE OTHER LOAN DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING PROVISIONS, THE BORROWERS AND THE OTHER CREDIT PARTIES ACKNOWLEDGE AND AGREE THAT NEITHER ANY LENDER NOR THE ADMINISTRATIVE AGENT HAS MADE ANY PROMISES OR ASSURANCES WITH RESPECT TO, AND THE BORROWERS AND OTHER CREDIT PARTIES ACKNOWLEDGE AND AGREE THAT THERE IS NO ORAL AGREEMENT WITH RESPECT TO, ANY FUTURE AMENDMENT, WAIVER OR OTHER MODIFICATION OF THE LOAN DOCUMENTS OR ANY RESTRUCTURING OR WORKOUT THEREOF OR WITH RESPECT THERETO. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE BORROWERS AND OTHER CREDIT PARTIES ACKNOWLEDGE AND AGREE THAT (1) THERE IS NO ORAL AGREEMENT AS TO ANY EXTENSION OF THE TERMINATION DATE OR FOR THE EXTENSION OF ANY OTHER DATE FOR THE PAYMENT OF ANY OBLIGATIONS (OR FOR ANY EXTENSION OF ANY DATE FOR THE TERMINATION OF ANY COMMITMENTS) AND (2) NO FAILURE OF THE PARENT OR ANY OF THE OTHER CREDIT PARTIES TO OBTAIN THE REFINANCING (AS DEFINED IN AMENDMENT NO. 11) AND NO FAILURE OF THE FORSYTH MERGER TO OCCUR (REGARDLESS OF WHETHER OR NOT THE PARENT HAS USED ITS REASONABLE BEST EFFORTS TO OBTAIN THE REFINANCING AND/OR TO CAUSE THE FORSYTH MERGER TO OCCUR) SHALL EXCUSE, OR DELAY THE PAYMENT OF ANY OF THE OBLIGATIONS WHEN DUE UNDER THE TERMS OF THE LOAN DOCUMENTS (OR, IN THE CASE OF OBLIGATIONS CONSISTING OF BANK PRODUCT OBLIGATIONS, UNDER THE TERMS OF THE DOCUMENTS EVIDENCING SUCH BANK PRODUCT OBLIGATIONS). NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE BORROWERS AND THE REQUIRED LENDERS AND (WITH RESPECT TO MATTERS AFFECTING THE ADMINISTRATIVE AGENT) THE ADMINISTRATIVE AGENT AND (WITH RESPECT TO MATTERS AFFECTING THE ISSUING LENDER) THE ISSUING LENDER.

9.13 Release. EACH OF THE BORROWERS AND THE OTHER CREDIT PARTIES HEREBY ACKNOWLEDGES THAT, AS OF THE DATE HEREOF, IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED (A) TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS APPLICABLE LIABILITIES UNDER ANY LOAN DOCUMENT, ANY BANK PRODUCT AGREEMENT (INCLUDING ANY HEDGING AGREEMENT) WITH ANY LENDER, THE ADMINISTRATIVE AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES OR UNDER THE WARRANTS OR ANY RELATED DOCUMENT AND/OR (B) TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE ADMINISTRATIVE AGENT OR ANY OF THE LENDERS (OR ANY OF THEIR RESPECTIVE AFFILIATES). EACH OF THE BORROWERS AND THE OTHER CREDIT PARTIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT AND LENDERS, THEIR PREDECESSORS, AGENTS, AFFILIATES, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH BORROWER OR OTHER CREDIT PARTY MAY NOW OR HEREAFTER HAVE AGAINST THE ADMINISTRATIVE AGENT, LENDERS, THEIR PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING OUT OF OR OTHERWISE IN ANY WAY RELATING IN ANY WAY TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, HEDGING AGREEMENT, BANK PRODUCT AGREEMENT, THE OBLIGATIONS, THE WARRANTS OR ANY RELATED DOCUMENT, ANY OTHER TRANSACTION CONTEMPLATED BY ANY OF THE FOREGOING DOCUMENTS, OR ANY ACTION OR OMISSION OF THE ADMINISTRATIVE AGENT OR ANY LENDER UNDER OR OTHERWISE IN ANY WAY RELATING TO ANY OF THE FOREGOING DOCUMENTS. THE BORROWERS AND OTHER CREDIT PARTIES EXPRESSLY WAIVE ANY PROVISION OF STATUTORY OR DECISIONAL LAW TO THE EFFECT THAT A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE RELEASING PARTY(IES) DOES NOT KNOW OR SUSPECT TO EXIST IN SUCH PARTY’S FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH, IF KNOWN BY SUCH PARTY, MUST OR MIGHT HAVE MATERIALLY AFFECTED SUCH PARTY’S SETTLEMENT WITH THE RELEASED PARTIES. NOTHING CONTAINED IN THIS PARAGRAPH SHALL, OR SHALL BE INTERPRETED TO, IMPAIR ANY RIGHTS OF ANY BORROWER (OR OTHER CREDIT PARTY) WITH RESPECT TO ANY DEPOSIT OR OTHER BANK ACCOUNTS OF SUCH BORROWER OR OTHER CREDIT PARTY (OR ANY OF THEIR RESPECTIVE SUBSIDIARIES) WITH ANY LENDER OR THE ADMINISTRATIVE AGENT.

9.14 Delivery of Corporate Resolutions and Certifications. By no later than January 10, 2012 (or such later date as the Administrative Agent in its discretion may agree to) the Borrowers shall cause the delivery to the Administrative Agent of evidence of all corporate (or other organization) proceedings of the Credit Parties (except of the Parent with respect to which the applicable documentation is to be delivered pursuant to Section 6.01(b) above) taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident hereto or thereto, such evidence to be reasonably satisfactory to the Administrative Agent and its legal counsel and the Administrative Agent shall, by such date, receive such certifications with respect thereto as the Administrative Agent shall reasonably require.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first written above.

BALDWIN TECHNOLOGY COMPANY, INC.

By:	/s/ Mark T. Becker
	Name:	Mark T. Becker
	Title:	President and CEO

BALDWIN GERMANY HOLDING GMBH

By:	/s/ Mark T. Becker
	Name:	Mark T. Becker
	Title:	Geschaftsfuhrer

BALDWIN GERMANY GMBH

By:	/s/ Mark T. Becker
	Name:	Mark T. Becker
	Title:	Geschaftsfuhrer

BALDWIN OXY-DRY GMBH (formerly known as OXY-DRY MASCHINEN GMBH)

By:	/s/ Mark T. Becker
	Name:	Mark T. Becker
	Title:	Geschaftsfuhrer

[Signature Page to Amendment No. 13 to Credit Agreement]

BALDWIN GRAPHIC SYSTEMS, INC.

By:	/s/ Leon Richards
Name:	Leon Richards
Title:	Treasurer

OXY-DRY U.K., INC.

By:	/s/ Leon Richards
Name:	Leon Richards
Title:	Vice President

BALDWIN SOUTHEAST ASIA CORPORATION (formerly known as Oxy-Dry Asia Pacific, Inc.)

By:	/s/ Leon Richards
Name:	Leon Richards
Title:	Vice President and Treasurer

BALDWIN AMERICAS CORPORATION

By:	/s/ Leon Richards
Name:	Leon Richards
Title:	Vice President and Treasurer

BALDWIN ASIA PACIFIC CORPORATION

By:	/s/ Leon Richards
Name:	Leon Richards
Title:	Vice President and Treasurer

[Signature Page to Amendment No. 13 to Credit Agreement]

MTC TRADING COMPANY

By:	/s/ Mark T. Becker
Name:	Mark T. Becker
Title:	President

OXY-DRY CORPORATION

By:	/s/ Mark T. Becker
Name:	Mark T. Becker
Title:	Vice President

BALDWIN EUROPE CONSOLIDATED INC.

By:	/s/ Mark T. Becker
Name:	Mark T. Becker
Title:	President

[Signature Page to Amendment No. 13 to Credit Agreement]

BALDWIN EUROPE CONSOLIDATED B.V.

By: Baldwin Graphic Equipment BV

By:	/s/ Mark T. Becker
Name(s):	Mark T. Becker
Title:	Managing Director

By:	/s/ Jacobus Willems
Name(s):	Jacobus Willems
Title:	Managing Director

BALDWIN GRAPHIC EQUIPMENT B.V.

By:	/s/ Mark T. Becker
Name(s):	Mark T. Becker
Title:	Managing Director

By:	/s/ Jacobus Willems
Name(s):	Jacobus Willems
Title:	Managing Director

HORIZON LAMPS, INC.

By:	/s/ Leon Richards
Name:	Leon Richards
Title:	Treasurer

[Signature Page to Amendment No. 13 to Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Kristine Thennes
Name:	Kristine Thennes
Title:	Vice President

BANK OF AMERICA, N.A., as Lender

By:	/s/ Anthony D. Healey
Name:	Anthony D. Healey
Title:	Senior Vice President

[Signature Page to Amendment No. 13 to Credit Agreement]

WEBSTER BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Stephen Corcoran
Name:	Stephen Corcoran
Title:	Senior Vice President

[Signature Page to Amendment No. 13 to Credit Agreement]

RBS CITIZENS, N.A., as Lender

By:	/s/ Gregory R.D. Clark
Name:	Gregory R.D. Clark
Title:	Senior Vice President

[Signature Page to Amendment No. 13 to Credit Agreement]

EXHIBIT B

FORM OF COMPLIANCE CERTIFICATE

To:	Bank of America, N.A., as Administrative Agent

Please refer to the Credit Agreement dated as of November 21, 2006 (as amended, and as same may be further restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among BALDWIN TECHNOLOGY COMPANY, INC., BALDWIN GERMANY HOLDING GMBH, BALDWIN GERMANY GMBH, and BALDWIN OXY-DRY GMBH (collectively, the “Borrowers”), various financial institutions from time to time as Lenders and BANK OF AMERICA, N.A., a national banking association (as successor-by-merger to LASALLE BANK NATIONAL ASSOCIATION), in its capacity as Administrative Agent. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

I.	Reports. Enclosed herewith is a copy of the [annual audited/quarterly] report of the Parent and its consolidated Subsidiaries as at , (the “Computation Date”), which report fairly presents in all material respects the financial condition and results of operations [(subject to the absence of footnotes and to normal year-end adjustments)] of the Parent and its consolidated Subsidiaries as of the Computation Date and has been prepared in accordance with GAAP consistently applied. Also enclosed is the written statement of Parent’s management required by Section 10.1.3 of the Credit Agreement.

II.	Certain Financial Covenants Tests. The Parent (on behalf of the Borrowers) hereby certifies and warrants to you and the Lenders that the following is a true and correct computation as at the Computation Date of the following ratios and/or financial restrictions contained in the Credit Agreement:

A.	Section 11.14.1* - Minimum EBITDA for the [fill-in applicable testing period under Section 11.14.1] ending on the Computation Date:

1.	Consolidated Net Income		$	________
2.	Plus:**	Interest Expense	$	________
		income tax expense	$	________
		depreciation	$	________
		amortization	$	_________
		Non-cash charges under FAS 142	$	_________
		Other non-cash impairment charges for long-term assets	$	_________
		Non-cash write-off of previously capitalized financing costs	$	_________
		Restructuring charges and expenses	$	_________
		Establishment/increase reserves for uninsured legal claims up to $100,000	$	________
		Non-Cash Expenses from grant of Capital Securities	$	_________
		Non-capitalized fees, costs and expenses in connection with any amendment or waiver of the Credit Agreement	$	_________

	Costs, fees and expenses incurred in connection with the Refinancing		$_________

	Costs, fees and expenses incurred in connection with Forsyth Merger Agreement		$_________

	Severance expenses in connection with non-renewal of CEO/president’s employment contract – up to $900,000 for all periods		$_________

	50% of write-off of Manroland AE write-off		$_________

[Insert any applicable additions or subtractions in good faith required by Administrative Agent in connection with Nordson UV Acquisition]		[$	_________	]

[Insert any applicable addition regarding non-cash gain or income or non-cash loss or expense from recording or marking to market the value of the put in the Warrants]		[$	________	]

3.	Total (EBITDA)	$	________

4.	Minimum required	$	________

Compliant: ☐ Yes ☐ No

B.	Section 11.14.5*** – Maximum Capital Expenditures for the Fiscal Year ending June 30, 2012:

1.	Capital Expenditures for such Fiscal Year	$	________

2.	Maximum permitted		$1,500,000

	Compliant: ☐ Yes ☐ No

The Parent (on behalf of all Borrowers) further certifies to you that no Event of Default or Unmatured Event of Default has occurred and is continuing [except                         ] [provide details of any Event of Default or Unmatured Event of Default].

The Parent (on behalf of all Borrowers) have caused this Certificate to be executed and delivered by a duly authorized Senior Officer on                 ,         .

BALDWIN TECHNOLOGY COMPANY, INC.

By:
Title:

2

*	For the Compliance Certificate delivered in connection with the Fiscal Year ending June 30, 2011, the calculation under this part II. A to be included but part 4, the minimum required and whether compliant, to be eliminated.
**	For all of the following add-backs see definition of EBITDA for details and any applicable limitations (including that add-backs (or applicable portion thereof) can only be included to the extent deducted in determining the Consolidated Net Income in the applicable testing period).
***	To be included for all Fiscal Quarters ending on or after September 30, 2011. For the Fiscal Quarters ending September 30, 2011, December 31, 2011, and March 31, 2012, this part II.B to be changed/conformed to a calculation of Capital Expenditures in the elapsed portion of the 2012 Fiscal Year ending with the Computation Date.

3